UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 29, 2017

Date of Report (Date of Earliest Event Reported)

LIFE STORAGE, INC.

LIFE STORAGE LP

(Exact Name of Registrant as Specified in Its Charter)

Maryland (Life Storage, Inc.)	1-13820	16-1194043

Delaware (Life Storage LP)	0-24071	16-1481551
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6467 Main Street

Williamsville, New York 14221

(Address of Principal Executive Offices)

(716) 633-1850

(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Life Storage, Inc.:

Emerging growth company  ☐

Life Storage LP:

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Life Storage, Inc.  ☐

Life Storage LP  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 29, 2017, Life Storage, Inc. (the “Company”), through action of the Compensation Committee of the Company’s Board of Directors (the “Committee”), made incentive awards to the Company’s Chief Executive Officer, Chief Financial Officer and Chief Operating Officer by grant of restricted stock awards and performance-based awards under the terms of the Company’s 2015 Award and Option Plan. The restricted stock grants consist of long term incentive restricted stock awards vesting over a three year period. The performance-based awards grant an award payable in shares of common stock of the Company based upon the Company’s relative total shareholder return over a 3 year period as compared to a defined peer group. If threshold performance is not achieved, no shares will be awarded. Provided threshold performance is achieved, an applicable percentage of the target number of shares between 25% and 200% will be awarded, with 25% of the target number of shares being awarded if threshold performance is achieved, 100% of the target number of shares being awarded if target performance is achieved and 200% of the target number of shares being awarded if maximum performance is achieved.

Details of awards made to each officer are set forth below:

Officer	Long Term Incentive Restricted Stock Awards[1]	Target Number of Performance Shares[2]
David L. Rogers, Chief Executive Officer	7,039 shares	7,039 shares
Andrew J. Gregoire, Chief Financial Officer	4,199 shares	4,199 shares
Edward F. Killeen, Chief Operating Officer	4,199 shares	4,199 shares

(1)	Vest over 3 years.
(2)	No shares will be awarded if threshold performance is not achieved. Provided threshold performance is achieved, an applicable percentage of the target number between 25% and 200% will be awarded, with 25% of the target number of shares being awarded upon threshold performance, 100% of the target number of shares being awarded upon target performance and 200% of the target number of shares being awarded upon maximum performance.

The foregoing description of the long term incentive restricted stock awards and the performance-based awards are qualified in their entirety by the terms of the forms of Long Term Incentive Restricted Stock Award Notice and Performance-Based Award Notice, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, which exhibits are incorporated herein by reference.

In addition, on December 31, 2017, the term of Robert J. Attea’s employment with the Company, as Executive Chairman, expired in accordance with the terms of the Employment Agreement by and among Mr. Attea, the Company and Life Storage LP, as amended and restated effective January 1, 2009, and further amended by an amendment dated January 19, 2015 and an amendment dated February 22, 2017. Mr. Attea’s status as a director and Chairman of the Board of the Company remain unchanged.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Form of Long Term Incentive Restricted Stock Award Notice

10.2	Form of Performance-Based Award Notice

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrants have duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIFE STORAGE, INC.

Date: January 4, 2018
	By	/s/ Andrew J. Gregoire
	Name:	Andrew J. Gregoire
	Title:	Chief Financial Officer

LIFE STORAGE LP

Date: January 4, 2018	By:	LIFE STORAGE HOLDINGS, INC., as General Partner

	By	/s/ Andrew J. Gregoire
	Name:	Andrew J. Gregoire
	Title:	Chief Financial Officer